EXHIBIT 99.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT
AND LIMITED CONSENT AND WAIVER

THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT AND LIMITED CONSENT AND WAIVER (this “Amendment”), dated as of September 22, 2008, is made by and among PZENA INVESTMENT MANAGEMENT, LLC, a Delaware limited liability company (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement described below), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, the Borrower, Bank of America, as Administrative Agent and L/C Issuer, and the Lenders have entered into that Credit Agreement, dated as of July 23, 2007 (as amended by Amendment No. 1 dated February 11, 2008, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to Borrower a term loan facility and a revolving credit facility with a letter of credit sublimit;

WHEREAS, as a condition to making the term loan facility and the revolving credit facility available to the Borrower the Lenders have required that certain Subsidiaries of the Borrower guarantee payment of the Obligations;

WHEREAS, the Borrower has requested that the Required Lenders consent to amend certain provisions of the Credit Agreement, as more particularly set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Amendments to Credit Agreement.  Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)	Section 1.01 is amended by deleting the definitions of “Amortization Payment Date” and “Amortization Requirement Period”.

(b)	The existing definition of “Applicable Rate” in Section 1.01 is amended by deleting “1.50%” in clause (b) and inserting “1.75%” in lieu thereof.

(c)	The existing definition of “Excess Cash Flow” in Section 1.01 deleted in its entirety and the following is inserted in lieu thereof.

“Excess Cash Flow” means, for any period and without duplication, the positive remainder (if any) of (a) Consolidated EBITDA for such period, minus (b) Consolidated Cash Interest Charges paid during such period, minus (c) federal, state, local and foreign income taxes (including franchise and similar taxes in the nature of income taxes) paid and payable in cash for such period, minus (d) the first US$500,000 of Consolidated Capital Expenditures during such period, minus (e) the first US$1,000,000 of New Product Investments during such period, minus (f) the aggregate amount of any principal prepayments of the Term Loan pursuant to Sections 2.05(a) and 2.05(d) during such period, minus (g) Restricted Payments permitted by Section 7.05(e) and actually paid by in cash during such period, minus (h) extraordinary losses, to the extent excluded from Consolidated Net Income; minus (i) amounts added back to Consolidated EBITDA pursuant to clauses (a)(iv) through (viii) of the definition thereof, minus (j) amounts for such period reserved for deferred compensation to be paid pursuant to the Pzena Investment Management, LLC Bonus Plan, made effective on January 1, 2007 and amended and restated as of October 30, 2007 plus (k) amounts subtracted from Consolidated EBITDA pursuant to clauses (b)(i) through (iii) of the definition thereof.

(d)	The existing definition of “Revolving Credit Facility” in Section 1.01 is amended by deleting “US$5,000,000” in the fourth line and inserting “US$3,000,000” in lieu thereof.

(e)	The existing definition of “Revolving Credit Maturity Date” in Section 1.01 is amended by deleting “July 23, 2010” in the first line and inserting “July 23, 2011” in lieu thereof.

(f)	The existing definition of “Term Loan Maturity Date” in Section 1.01 is amended by deleting “July 23, 2010” in the first line and inserting “July 23, 2011” in lieu thereof.

(g)	Section 2.05(c) is deleted in its entirety and the following is inserted in lieu thereof.

(c)           Excess Cash Flow Recapture.  If on any Business Day during any fiscal quarter Assets Under Management are less than US$17,500,000,000, then (i) for the first three fiscal quarters in any year, on the 23rd day of the month during which the financial statements with respect to such fiscal quarter are required to be delivered pursuant to Section 6.01(b) and (ii) for the fourth fiscal quarter, on the 23rd day of the month after which the financial statements with respect to the fiscal year ending in such quarter are required to be delivered pursuant to Section 6.01(a)), and the related Compliance Certificate has been delivered pursuant to Section 6.02(b), the Borrower shall prepay the Term Loan in an aggregate amount equal to the product of (x)(i) for the fiscal quarter ending September 30, 2008, fifty percent (50%) of Excess Cash Flow for such fiscal quarter, and (ii) for each fiscal quarter thereafter, seventy-five percent (75%) of Excess Cash Flow for such fiscal quarter multiplied by (y) a fraction, the numerator of which is the number of Business Days in such fiscal quarter on which Assets Under Management are less than US$17,500,000,000 and the denominator of which is the total number of Business Days in such fiscal quarter.
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(h)	Section 2.05(d) is deleted in its entirety and the following is inserted in lieu thereof.

(d)           (i) On September 24, 2008, the Borrower shall prepay the Term Loan in a principal amount equal to (A) US$3,000,000, if Assets Under Management at the end of the preceding Business Day are greater than US$18,000,000,000, or (B) US$5,000,000, if Assets Under Management at the end of the preceding Business Day are less than or equal to US$18,000,000,000, and (ii) on the 23rd day of each December, March, June and September thereafter, the Borrower shall prepay the Term Loan in a principal amount equal to US$2,000,000.

(i)	Section 6.03(d) is deleted and “[Reserved.]” is inserted in lieu thereof.

(j)	Section 7.10(a) is amended by deleting “US$15,000,000,000” in the second line and inserting “US$12,000,000,000”in lieu thereof.

(k)	Section 7.10(b) is deleted and “[Reserved.]” is inserted in lieu thereof.

(l)	The existing Schedule 2.01 to the Credit Agreement is deleted in its entirety and Schedule 2.01 attached hereto as Annex I is inserted in lieu thereof.

(m)	The existing Exhibit C to the Credit Agreement is deleted in its entirety and Exhibit C attached hereto as Annex II is inserted in lieu thereof.

2.           Limited Waiver.  Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, with respect to the prepayments made pursuant to Sections 3(b) and (c) below, the Administrative Agent and the Lenders signatory hereto hereby waive the notice requirements set forth in Section 2.05(a) regarding the prepayment of Loans under the Revolving Credit Facility and the Term Loan Facility.

The waiver set forth in this Section 2 is limited to the extent specifically set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be affected hereby.

3.           Effectiveness; Conditions Precedent.  The effectiveness of this Amendment and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a)	the Administrative Agent shall have received one or more counterparts of this Amendment, duly executed by the Borrower, each of the Guarantors, the Administrative Agent, and each of the Lenders;
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(b)	the Borrower shall make a principal payment of the Term Loan in amount equal to US$5,000,000; and

(c)
if Total Revolving Outstandings exceed US$3,000,000, the Borrower shall prepay Revolving Loans and/or Cash Collateralize the L/C Obligations in an amount sufficient to reduce such Outstanding Amounts as of the date hereof to an amount not to exceed US$3,000,000.

4.           Consent and Confirmation of the Guarantors.  Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty (including without limitation the continuation of each such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Guaranty against each Guarantor in accordance with its terms.

5.           Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a)
The representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)
The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)
This Agreement has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)	No Default or Event of Default has occurred and is continuing.

6.           Release.  In consideration of the Administrative Agent and the Required Lenders entering into this Amendment on behalf of the Lenders, the Loan Parties hereby release the Administrative Agent, the L/C Issuer, each of the Lenders, and the Administrative Agent’s, the L/C Issuer’s and each of the Lender’s respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Loan Documents on or prior to the date hereof.
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7.           Entire Agreement.  This Amendment, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

8.           Full Force and Effect of Amendment.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

9.           Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .PDF) shall be effective as delivery of a manually executed counterpart of this Amendment.

10.           Governing Law.  This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

11.           Enforceability.  Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

12.           References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

13.           Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of Borrower, the Administrative Agent, the Guarantors, the Lenders and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]
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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

PZENA INVESTMENT MANAGEMENT, LLC

By:           /s/ Wayne A. Palladino
Name:      Wayne A. Palladino
Title:        Chief Financial Officer

GUARANTOR:

PZENA ALTERNATIVE INVESTMENTS, LLC

By:           /s/ Lawrence Kohn
Name:      Lawrence Kohn
Title:       President

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:      /s/ Joshua A. Podietz
Name: Joshua A. Podietz
Title:   Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:      /s/ Joshua A. Podietz
Name: Joshua A. Podietz
Title:   Senior Vice President

Annex I

SCHEDULE 2.01

COMMITMENTS AND
PRO RATA SHARES

Revolving Credit Facility

Lender	Revolving Credit Commitment	Pro Rata Revolving Share
Bank of America, N.A.	US$ 3,000,000.00	100.000000000%
Total	US$ 3,000,000.00	100.000000000%

Term Loan Facility

Lender	Term Loan Commitment	Pro Rata Term Share
Bank of America, N.A.	US$ 60,000,000.00	100.000000000%
Total	US$ 60,000,000.00	100.000000000%

Annex II

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Financial Statement Date: __________, _____

To:           Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 23, 2007 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined), among Pzena Investment Management, LLC, a Delaware limited liability company (the “Borrower”), the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and L/C Issuer.

The undersigned Responsible Officer hereby certifies as of the date hereof that he/she is the of the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

[Use following paragraph 1 for fiscal year-end financial statements]

1.           The Borrower has delivered the audited financial statements required by Section [6.01(a)(i)/6.01(b)(i)] of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

[Use following paragraph 1 for fiscal quarter-end financial statements]

1.           The Borrower has delivered the unaudited financial statements required by [6.01(a)(ii)/6.01(b)(ii)] of the Agreement for the fiscal quarter of the Borrower ended as of the above date.  Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

2.           The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by such financial statements.

3.           A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed the covenants and conditions under the Loan Documents, and

[select one:]

[to the best knowledge of the undersigned during such fiscal period no Default has occurred and is continuing.]

--or--

[to the best knowledge of the undersigned, during such fiscal period the following is a list of each such Default and its nature and status:]

4.           The representations and warranties of the Borrower contained in Article V of the Agreement, and any representations and warranties of any Loan Party that are contained in any document furnished at any time under or in connection with the Loan Documents, are true and correct on in all material respects and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and except that for purposes of this Compliance Certificate, the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Agreement, including the statements in connection with which this Compliance Certificate is delivered.

5.           The financial covenant analyses and information set forth on Schedule 1 attached hereto are true and accurate on and as of the date of this Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _____.

PZENA INVESTMENT MANAGEMENT, LLC

By:
Name:
Title:

For the Quarter/Year ended ___________________(“Statement Date”)

SCHEDULE 1

to the Compliance Certificate

(US$ in 000’s)

I.	Section 7.10(a) – Assets Under Management.

A.	Assets Under Management as of the Statement Date:	US$____________

B.	Minimum required Assets Under Management:	US$ 12,000,000

C.	Excess (deficient) for covenant compliance (Line I.A – I.B):	US$____________

II.	[Reserved.]

III.	Section 2.05(c) – Excess Cash Flow for the fiscal quarter ended _________ __, ____.

A.	Consolidated EBITDA for the fiscal quarter ending on above date (“Fiscal Quarter”):

1.	Consolidated Net Income for Fiscal Quarter:	US$____________

2.	Consolidated Interest Charges for Fiscal Quarter:US$

3.	Provision for Federal, state, local and foreign income taxes for Fiscal Quarter:	US$____________

4.	Depreciation and amortization expenses for Fiscal Quarter:	US$____________

5.	Other non-recurring non-cash items reducing Consolidated Net Income for Fiscal Quarter:	US$____________

6.	Compensation expenses reducing Consolidated Net Income which do not represent a cash payment in Fiscal Quarter or any future period:	US$____________

7.	Compensation expenses associated with distributions on membership units for Fiscal Quarter:	US$____________

8.	Interest on Mandatorily Redeemable Units for Fiscal Quarter (as set forth in the Borrower’s income statement):	US$____________

9.	Equity in the losses of Affiliates for Fiscal Quarter:	US$____________

10.	Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for Fiscal Quarter:	US$____________

11.	All non-recurring, non-cash items increasing Consolidated Net Income for Fiscal Quarter:	US$____________

12.	Equity in the earnings of Affiliates for Fiscal Quarter:	US$____________

13.	Consolidated EBITDA (Lines III.A.1 + 2 + 3 + 4 + 5 + 6 + 7 + 8 + 9 – 10 – 11– 12):	US$____________

B.	Consolidated Cash Interest Charges for Fiscal Quarter:	US$____________

C.	Federal, state, local and foreign income taxes paid and payable in cash for Fiscal Quarter:	US$____________

D.	Consolidated Capital Expenditures for Fiscal Quarter:	US$____________

E.	New Product Investments for Fiscal Quarter:	US$____________

F.	Prepayments of the Term Loan pursuant to Sections 2.05(a) and 2.05(d) during Fiscal Quarter:	US$____________

G.	Restricted Payments permitted by Section 7.05(e) paid in cash during Fiscal Quarter:	US$____________

H.	Extraordinary losses during Fiscal Quarter:	US$____________

I.	Amounts added back to Consolidated EBITDA pursuant to clauses (a)(iv) through (viii) for Fiscal Quarter (Lines III.A.5 + 6 + 7 + 8 + 9):	US$____________

J.	Amounts reserved for deferred compensation during Fiscal Quarter:	US$____________

K.	Amounts subtracted from Consolidated EBITDA pursuant to clauses (b)(i) through (iii) for Fiscal Quarter (Lines III.A.10 + 11 +12):	US$____________

L.	Excess Cash Flow for Fiscal Quarter (Lines III.A.13 – III.B – III.C – III.D – III.E – III.F – III.G – III.H – III.I - III.J + III.K):	US$____________

Prepayment required by Section 2.05(c):

Excess Cash Flow (Line III.L) x ([.50][1] [.75][2] x (number of Business Days in Fiscal Quarter on which Assets Under Management are less than
US$17,500,000,000 ÷ total number of Business Days in Fiscal Quarter):
US$____________

[1] For the fiscal quarter ending September 30, 2008.

[2] For each fiscal quarter ending after September 30, 2008.